PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated as of September__, 1998 by and between U.S. Commercial Funding Corporation, an Illinois corporation (the "Pledgor") and Harold Goodman (the "Secured Party").

                                   RECITALS:

         The Secured Party was previously the owner of 50,000 shares of common stock of Goodman Factors, Inc., a Texas corporation (the "Goodman Shares"). Pursuant to the terms and conditions of a Stock Purchase Agreement (the "Stock Purchase Agreement") entered into by and among the Pledgor, the Secured Party and Keith Reid, the Pledgor purchased the Goodman Shares from Secured Party for cash and for a Promissory Note (the "Note").

         Approximately 69% of the purchase price for the Goodman Shares was paid for in cash and the balance of the purchase price was paid for by delivery of the Note. The parties desire to provide for 25% of the Goodman Shares (a total of 12,500 shares") to be used as collateral for the Note. The remaining 37,500 Goodman Shares were released to Pledgor free and clear of any lien of the Secured Party at the closing of the Stock Purchase Agreement.

         In order to induce the Secured Party to enter into the Stock Purchase Agreement, the Pledgor has agreed to grant a continuing security interest in and to 12,500 Goodman Shares (the "Pledged Shares") to secure obligations of the Pledgor under the Note.

         The parties desire to provide for the release of the Pledged Shares from this Pledge Agreement, and any security interest hereunder, upon the payment of principal under the Note pursuant to Article V of this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

         1.1. Certain Terms. The following terms when used in this Pledge Agreement shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "Collateral" is defined in Section 2.1.

                  "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise
of) stock splits,  reclassifications,  warrants,  options,  non-cash  dividends, mergers or consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.


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                  "Dividends" means cash dividends and cash  distributions  with respect to any Pledged Shares.

                  "Event of Default" is defined in the Note.

     "Pledged Shares" means 12,500 shares of Goodman Factors, Inc. common -------------- stock.

     "Secured Obligations" means the obligation to pay the principal and interest amount of the Note.

                  "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas or, as the context may require, in any other jurisdiction the laws of which may apply to all or a portion of the Collateral in which a security interest is granted hereunder.

     1.2. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                              ARTICLE II - PLEDGE

         2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, mortgages, delivers, and transfers to the Secured Party and hereby grants to the Secured Party, a continuing security interest in all of its respective right, title and interest in and to (i) the Pledged Shares (the "Collateral"); (ii) all Dividends and Distributions and other payments and rights with respect to any Pledged Shares; and (iii) all proceeds of any of the foregoing.

         2.2. Security for Obligations. This Pledge Agreement and the Collateral granted herewith, secure the payment and performance in full of the Secured Obligations and all obligations of the Pledgor now or hereafter existing under this Pledge Agreement, whether for principal, interest, costs, fees, expenses, or otherwise.

         2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by the Secured Party pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all inform and substance satisfactory to the Secured Party.

         2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Event of Default has occurred and is continuing, such Dividend shall be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Dividend shall be paid directly to the Secured Party.

     2.5. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

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     (a) remain in full force and effect  until  payment in full of all  Secured
Obligations;

     (b) be binding upon the Pledgor and its successors, transferees and assigns; and

                  (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party.

         2.6.  Filing: Further Assurances.

                  2.6.1. The Pledgor agrees that it will, at its expense and in such manner and form as the Secured Party may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Secured Party to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement relating to this Agreement) which the Secured Party in its sole discretion may deem necessary or appropriate to further perfect the Security Interest.

                  2.6.2. The Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Secured Party not less than 30 days' prior notice thereof.

                  2.6.3. The obligations of the Pledgor hereunder shall not be released, discharged or otherwise affected by: (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Pledgor under the Note by operation of law or otherwise; (ii) any renewal, extension, modification, amendment or restatement of or supplement to the Note;
(iii) any change in the corporate existence, structure or ownership of the Pledgor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Pledgor or its assets; or (iv) any other act or omission to act or delay of any kind by the Pledgor, the Secured Party, or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

         2.7. Record Ownership of Pledged Stock. The Secured Party may at any time or from time to time, in his sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Secured Party. The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Pledgor and the Secured Party will promptly give to the Pledgor copies of any notices and communications received by the Secured Party with respect to Pledged Stock registered in the name of the Secured Party.


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          2.8.  Right to Vote Pledged  Stock.  Unless an Event of Default  shall have occurred and is continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratification and waivers with respect to the Pledged Stock, and the Secured Party shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to the Pledgor or as specified in such request such proxies, powers of attorney, consents, ratification and waivers in respect of any of the pledged Stock which is registered in the name of the Secured Party or his nominee as shall be specified in such request and be in form and substance satisfactory to the Secured Party.

         If a Default shall have occurred and be continuing, the Secured Party shall have the right to the extent permitted by law and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratification and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Secured Party were the absolute and sole owner thereof.


                 ARTICLE III - REPRESENTATIONS AND WARRANTIES

         3.1. Warranties, etc. The Pledgor represents and warrants to the Secured Party, as at the date of this Pledge Agreement:

                  3.1.1 . Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, except the lien granted pursuant hereto in favor of the Secured Party.

                  3.1.2. Valid Security Interest. The delivery by the Pledgor of the Collateral to the Secured Party is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action will be necessary to perfect or protect such security interest.

                  3.1.3.   Authorization,   Approval,   etc.  No  authorization,
approval, or other action by, and no notice or filing with, any governmental authority, regulatory body or any other person is required either:

                  (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the due execution, delivery and performance of this Pledge Agreement by the Pledgor; or

                  (b) for the exercise by the Secured Party of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, of the remedies in respect of the Collateral pursuant to this Pledge Agreement.


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                            ARTICLE IV - COVENANTS

         4.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Secured Party hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Secured Party in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         4.2. Additional Undertakings. The Pledgor agrees that it will not, without the prior written consent of the Secured Party, not to be unreasonably withheld, take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any instrument constituting Collateral.

                       ARTICLE V- RELEASE OF COLLATERAL

         The Note requires payment of the principal amount of the Note on a monthly basis over a five year period. One and 67/100 Percent (1.67%) of the principal amount of the Note, together with interest, shall be paid at the time of each monthly payment. Accordingly, twenty percent of the principal amount of the Note shall be paid each year (subject to the Pledgor's right to prepay the
Note). The parties hereby agree that the Pledged Shares shall be released each and every time the Pledgor has paid the Secured Party twenty percent ($375,000) of the principal amount of the Note together with accrued interest. For example: if there is no prepayment of the Note during the first year, upon the twelfth monthly payment, the Secured Party shall release twenty percent (2,500 ) of the Pledge Shares to Pledgor free and clear of the lien and security interest created hereby. If, on the thirteenth monthly payment, the Pledgor prepays a portion of the Note so that the principal of the Note is reduced by a total of an additional $375,000 at the time of the thirteenth monthly payment, an additional 2,500 of the Pledged Shares shall be released by the Secured Party to Pledgor free and clear of the lien and security interest created hereby.


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                             ARTICLE VI - REMEDIES

     6.1. Certain Remedies. If any Event of Default shall have occurred and is continuing:

                  6.1.1. The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. and also may, with notice as specified below, sell the Collateral or any part thereof at public or private sale, for cash upon such other terms as the Secured Party may deem commercially reasonable.

                  6.1.2.  The  Secured  Party may,  to the extent  permitted  by
Section 9-504 of the U.C.C., be the purchaser of any of the Collateral so sold and the obligations of the Pledgor to the Secured Party may be applied as a credit against the purchase price. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

                  6.1.3. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  6.1.4. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Secured Party) at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor, and the Pledgor hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                  6.1.5. The Secured Party may enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto.

         6.2. Application of Collateral Proceeds. If any Event of Default shall have occurred and be continuing, all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as additional collateral security for (after payment of any amounts payable to the Secured Party pursuant to Section 6.3) all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     6.3. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Secured Party from and against any and all claims, losses, and liabilities arising out of or resulting

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from this Pledge  Agreement  (including  enforcement of this Pledge  Agreement), except claims, losses, or liabilities resulting from the Secured Party's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts which the Secured Party may incur in connection with:

     (a) this Pledge Agreement, the Note or any instrument or document relating thereto;

     (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

     (c) the exercise or enforcement of any of the rights of the Secured Party hereunder;

     (d) the failure by the Pledgor to perform or observe any of the provisions hereof; or

     (e) the advancing of any funds pursuant to Section 7.2 hereof.


                    ARTICLE VII - MISCELLANEOUS PROVISIONS

         7.1. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor here from shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         7.2. Protection of Collateral. The Secured Party may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Secured Party may from time to time take any other action which the Secured Party reasonable deems necessary for the maintenance, preservation or protection of any of the collateral or of its security interest therein, it being understood and agreed that in each such case all costs and expenses incurred by the Secured Party in connection therewith shall be payable by the Pledgor pursuant to
Section 6.3.

         7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and mailed or delivered to the Pledgor or the Secured Party at their respective addresses or facsimile numbers specified in the Note and Purchase Agreement or, with respect to the Pledgor or the Secured Party, at such other address or facsimile number as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid, or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission is received by the transmitter.

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         7.4. Section  Captions.  Section captions used in this pledge agreement are for convenience of reference only, and shall not affect the construction of this pledge agreement.

         7.5. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         7.6. Texas Law. This Agreement shall be construed in accordance with and governed by the laws of the state of Texas (without regard to principles of conflicts of law). Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought in the federal or state courts of Dallas County, Texas.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Pledge Agreement as of the day and year first above written.

                                      Pledgor:

                                      U.S. COMMERCIAL FUNDING CORPORATION,
                                      an Illinois corporation



                                      By:_________________________________
                                            Larry Meek, President


                                      Secured Party:



                                      -----------------------------------
                                            Harold Goodman


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